UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2005
COMMERCE ENERGY GROUP, INC.
(Exact Name of registrant as specified in its charter)

Delaware	001-32239	20-0501090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Anton Blvd., Suite 2000 Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 259-2500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement
     On August 1, 2005, Commerce Energy Group (the “Company”) entered into an Employment Agreement (the “Employment Agreement”) with Mr. Steven S. Boss, the Company’s newly elected Chief Executive Officer, as described below under Item 5.02. A copy of the Employment Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. Pursuant to the Employment Agreement, on August 1, 2005, the Company entered into a Stock Option Agreement, a Restricted Stock Agreement and an Indemnification Agreement with Mr. Boss, which are attached as Exhibits 10.2, 10.3 and 10.4 respectively and each of which is incorporated herein by reference. Descriptions of these agreements that appear under Item 5.02 are incorporated under this item by reference.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     As a result of Mr. Boss’ appointment as the Company’s Chief Executive Officer effective August 1, 2005, he is no longer “independent” under the rules of the American Stock Exchange (the “AMEX”). In addition, Mr. Gregory L. Craig’s previously announced resignation from the Company’s Board of Directors (the “Board”) became effective on August 1, 2005, resulting in the Board consisting of six members, three of whom are independent under the rules of the AMEX. Accordingly, the Company notified the AMEX on August 1, 2005 that it was no longer in compliance with Section 802(a) of the AMEX Company Guide, which requires that a majority of directors on the Board be independent directors, as defined in Section 121A of the AMEX Company Guide. The Company is conducting a search for an additional independent director. The Company expects to be in compliance with Section 802(a) of the AMEX guidelines by August 31, 2005.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     At a meeting of the Board on August 1, 2005, the Board elected Steven S. Boss as the Chief Executive Officer of the Company and designated him the “principal executive officer” for purposes of all filings with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Mr. Boss, 59, has been serving as a member of the Company’s Board as a Class I director since July 22, 2005. Mr. Boss has practiced law in private practice since October, 2003, specializing in the representation of energy companies and commercial energy users. Mr. Boss also has significant operating experience in the retail energy industry. From August 2000 to September 2003, Mr. Boss served as president of Energy Buyers Network, LLC, an energy consulting firm that provided regulatory representation and structured direct access energy transactions for commercial energy users. From 1999 to 2000, he served as president of both Sierra Pacific Energy Company and Nevada Power Services, non-regulated energy services operating subsidiaries of Sierra Pacific Resources. Prior to that, Mr. Boss served in various legal and senior management positions in a number of energy companies and practiced law in private practice. Of particular note, from 1984 to 1992, Mr. Boss served as president and chief executive officer of Sunrise Energy Services, Inc., at the time, one of the largest independent natural gas marketing companies in the commercial market sector in the United States, which had its shares listed on the American and London Stock Exchanges. Mr. Boss holds a B.S. Degree in Aerospace Engineering from the University of Texas and a law degree from the University of Southern California.
     Pursuant to the Employment Agreement, Mr. Boss will receive an annualized base salary of $412,000, with a target incentive bonus of 50% of base salary. Mr. Boss was granted an option to purchase 300,000 shares of the Company’s common stock at an exercise price equal to $1.80 per share, with vesting as to 100,000 shares upon hire and as to 100,000 shares on each of the first two anniversaries thereafter. Mr. Boss was also granted 200,000 shares of restricted stock, which vest as to 50,000 shares on the first anniversary of hire and as to 50,000 shares upon the achievement of performance targets for fiscal years 2006, 2007 and 2008, respectively. The Employment Agreement has no specific term and is subject to termination by either the Company or Mr. Boss without cause upon 60 days written notice.
     The Employment Agreement provides that if Mr. Boss is terminated without cause or if he resigns for good reason, Mr. Boss will be entitled to severance equal to twelve 12 months of his then current base salary payable over

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a 12-month period, plus 12 months accelerated vesting of outstanding unvested stock options and restricted stock. In the event of a change of control of the Company, Mr. Boss may resign for good reason within 180 days after the change of control.
     Under the Employment Agreement, Mr. Boss agrees not to solicit the Company’s employees, customers, clients or suppliers during the term of his employment and for a period of one (1) year after any period in which severance payments are received, and not to compete with the Company during the term of his employment and any period in which severance payments are received. Finally, in accordance with the Employment Agreement, the Company indemnified Mr. Boss pursuant to the Company’s standard form of indemnification agreement.
     Mr. Boss, who recently was appointed as a member of the Board of Directors, will continue to serve as a Class I director. In order to have the Audit and Compensation Committees of the Board comprised solely of independent directors, Mr. Boss stepped down as a member of those committees, effective August 1, 2005. On August 2, 2005, the Company issued a press release announcing the appointment of Mr. Boss as Chief Executive Officer of the Company. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Employment Agreement between the Company and Steven S. Boss dated August 1, 2005.
10.2	Stock Option Agreement between the Company and Steven S. Boss dated August 1, 2005.
10.3	Restricted Stock Agreement between the Company and Steven S. Boss dated August 1, 2005.
10.4	Indemnification Agreement between the Company and Steven S. Boss dated August 1, 2005.
99.1	Press Release of Commerce Energy Group, Inc., dated August 2, 2005
Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements, as defined under Federal Securities Laws, including a statement regarding the timing of the Company’s appointment of an additional independent director. These statements reflect the Company’s intentions and involve risks and uncertainties, such that actual results may differ significantly. These risks and uncertainties include, but are not limited to, the Company’s ability to find qualified and suitable Board candidates and to successfully arrange for a suitable potential Board candidate to commence service on the Board within a short time frame.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Commerce Energy Group, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMERCE ENERGY GROUP, INC. a Delaware corporation
Date: August 2, 2005	By:	/s/ STEVEN S. BOSS
		Name:	Steven S. Boss
		Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement between the Company and Steven S. Boss dated August 1, 2005.
10.2	Stock Option Agreement between the Company and Steven S. Boss dated August 1, 2005.
10.3	Restricted Stock Agreement between the Company and Steven S. Boss dated August 1, 2005.
10.4	Indemnification Agreement between the Company and Steven S. Boss dated August 1, 2005.
99.1	Press Release of Commerce Energy Group, Inc., dated August 2, 2005

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